                                MAP-EQUITY FUND

To Our Shareholders:

For the twelve months ending December 31, 1998, MAP-Equity Fund returned 24.2% after expenses versus the Standard & Poor's 500 Index (the "S&P 500") return of 28.6%. The S&P 500 is a generally accepted index of unmanaged securities. The analysis that follows this letter was prepared by Markston Investment Management (the Fund's investment adviser) and discusses the various factors that contributed to the Fund's performance.

MAP-Equity has earned an overall 4-star (****) above average rating from Morningstar as of January 31, 1999. The Fund earned a 5-star rating for the last 5-year period as of January 31, 1999, and a 4-star rating for the last 3-year and 10-year periods(1). (Note: There are 2,859, 1,734, and 741 funds in Morningstar's domestic equity category for the 3-, 5- and 10-year periods, respectively.)

UPDATE ON ORGANIZATIONAL DEVELOPMENTS

As we reported to you via a "sticker" supplement to your MAP-Equity prospectus dated August 6, 1998, MBL Life Assurance Corporation ("MBL Life"), the Fund's current sponsor, entered into a transaction to sell substantially all of its life insurance and annuity businesses to Anchor National Life Insurance Company, a subsidiary of SunAmerica Inc. (the "Transaction"). The Transaction, which received all necessary regulatory approvals and became effective on December 31, 1998, also affects the Fund, its investment adviser (Markston Investment Management) and its distributor (First Priority Investment Corporation).

As a result of the Transaction, MBL Life withdrew the 49% of the Fund's outstanding shares that it owned in early November, 1998. The redemption was made "in kind", with MBL Life receiving a pro rata distribution of securities held by the Fund. The Fund's normal year-end capital gains distribution was accelerated to late October, 1998 in order to facilitate MBL Life absorbing its pro rata share of such capital gains prior to the withdrawal.

We also told you previously that the Board of Directors was exploring strategic alternatives for the Fund because MBL Life and First Priority will not be able to continue providing services to the Fund after June 30, 1999. While these arrangements have not been finalized as of the date of this letter, we are pleased to report that, on January 7, 1999, the Fund entered into a letter of intent concerning a proposed arrangement with another mutual fund organization. While the letter of intent includes a confidentiality provision which prevents us from disclosing the identity of the mutual fund organization, the proposed arrangement assumes that a new investment advisory entity and distributor will be retained by the Fund.

Of course, we will provide you with more details on this proposed transaction as soon as we can. In addition, your approval will be necessary before any new investment advisory and/or distribution agreements can take effect. The Board of Directors of the Fund is committed to maintaining the Fund's record of superior investment performance, reasonable expense levels and high quality shareholder services. This commitment underlies the Board's evaluation of alternatives for the Fund.

---------
(1)Morningstar's proprietary ratings reflect risk-adjusted performance and are subject to change each month. Overall ratings are calculated from the Fund's 3-, 5-, and 10-year average annual returns in excess of 90-day T-bills with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10% of funds in an investment category receive five stars and 22.5% receive four stars. For a copy of the current Morningstar report, including its analysis, please call First Priority Investment Corporation.

To help facilitate the transition of the Fund to new sponsorship, the Fund's two interested directors, William G. Clark and I, resigned as directors in January, 1999. Both Mr. Clark and I continue to serve as officers of the Fund, and will do our utmost to assure a smooth transition.

Thank you for your continued support of the Fund, and we welcome your comments and observations.

                                          Sincerely yours,

                                         /S/ KATHLEEN M. KOERBER
                                         ---------------------------------------
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

February 19, 1999

                        REPORT OF THE INVESTMENT ADVISER

Dear Fellow Shareholders:

During 1998, the MAP-Equity Fund, under Markston's management, returned 24.2%. Map-Equity has earned an overall four star(****) above average rating from Morningstar as of January 31, 1999.

Some of our better performers during the year include Biogen, National Computer Systems, Time Warner, CVS, Sprint, Pharmacia & UpJohn and Harte-Hanks.

BIOGEN appreciated 128% during the year largely on the back of better than expected Avonex sales. Avonex appears to have effective medication for Multiple Sclerosis, is highly profitable and is consistently gaining new users. This gives Biogen the cash flow to fund additional biotech research.

NATIONAL COMPUTER SYSTEMS appreciated 109% during the year. This leading educational service provider has been an important beneficiary of the nationwide program to test school children statewide and to measure the effectiveness of the education they have received. In our view, Wall Street is finally beginning to recognize National Computer Systems as a very well run consistent grower.

TIME WARNER was a superb performer during the year as the value of cable systems continue to appreciate. First, it appears that cable modem use should increase dramatically in the next several years. Second, AT&T's acquisition of Telecommunications, Inc. with the intention to use the cable company plant for telephony has positive implications for Time Warner. Telecommunications equipment manufacturers should now be able to produce the necessary equipment for cable telephony on a large enough scale to drive down prices. These lower prices make the economics of cable telephony much more attractive. Finally, there has also been much speculation that Time Warner and AT&T are also in discussions regarding a joint venture for cable telephony which would presumably be accretive to Time Warner.

CVS appreciated almost 72% for the year and contributed nicely to overall portfolio performance. The stock enjoyed price earnings multiple expansion as management successfully integrated the Revco and Arbor stores into CVS format, and continued to post strong same store sales growth on rising margins.

SPRINT appreciated 63% during the year benefitting from the spin-off of its cellular subsidiary Sprint PCS. Sprint PCS is a rapidly growing nationwide digital mobile carrier with a premier brand name and, because of its parent, assured financing.

PHARMACIA & UPJOHN increased 54.6% during the year. This was driven by continued cultural change inside the company forging it into a unified international competitor. Continued new product launches also contributed to the excellent performance.

We attribute HARTE-HANKS' above average performance to some participation in the Internet frenzy, which gripped the stock market at year-end. Harte-Hanks' direct marketing services group can offer clients extensive Internet support. Other factors helping performance were the rebound in the financial markets, which helps Harte-Hanks' mutual fund support services. Also helping were earnings that exceeded expectations.

Among our poorer full year performers were MedPartners, National Service Industries and Gillette.

MEDPARTNERS declined dramatically during the year, as its strategy of creating a nationwide physician practice company proved unworkable. New management had to be brought in. We believe the situation has finally stabilized. There has recently been substantial insider purchasing, cash flow has turned positive and money losing operations are, in some instances, being sold. The company's Caremark subsidiary, which is a leading pharmacy benefit manager is being expanded and offers the potential for appreciation.

NATIONAL SERVICE INDUSTRIES declined because of an earnings shortfall. The company has new management headed up by a former partner at McKinsey. New middle managers and a new compensation system are also in place. The company's product lines are relatively mundane however, and are subject to lower margins as growth is pursued. We are inclined to give new management time to see what it can deliver. In the meantime, we have downside protection because of the stock's above average yield.

Although success with its new Mach 3 razor boosted GILLETTE in the December quarter, a sharp fall in operating income during the summer left the stock with a loss for the year. In 1997 management made the decision to clear the decks for the new shaver in the U.S. and Europe by limiting advertising and promotion on existing products. The company was prepared for the lower sales that ensued. What it wasn't prepared for was the sharp 1998 fall in demand from international distributors who faced prohibitive financing and foreign exchange costs brought on by economic turmoil in the developing world. Happily, attention is now being refocused on the strength of the new Mach 3. For the month of January 1999, for instance, the company's blade and razor sales in the U.S. and Europe were up about 30% over January 1998. Although profits on the new shaving system are being held down by start-up costs, the robust sales numbers augur well for the future.

                                          Sincerely,

                                          /S/ MICHAEL J. MULLARKEY
                                          --------------------------------------
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

February 19, 1999

   COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE MAP-EQUITY FUND
                      AND THE STANDARD & POOR'S 500 INDEX
                FOR THE TEN YEAR PERIOD ENDED DECEMBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 AVERAGE ANNUAL TOTAL RETURN
           1 YEAR                    5 YEAR          10 YEAR
18.33%                                      20.62%      16.90%
                                 MAP - Equity Fund     S&P 500
1988                                        $9,525     $10,000
1989                                       $12,210     $13,160
1990                                       $11,588     $12,752
1991                                       $14,796     $16,629
1992                                       $16,354     $17,892
1993                                       $17,773     $19,700
1994                                       $18,263     $19,958
1995                                       $24,199     $27,448
1996                                       $29,964     $33,750
1997                                       $38,351     $45,009
1998                                       $47,644     $57,935

THE GRAPH ABOVE DEPICTS THE PERFORMANCE OF MAP-EQUITY FUND VERSUS THE STANDARD & POOR'S 500 INDEX (AN UNMANAGED INDEX OF STOCKS CONSIDERED REPRESENTATIVE OF THE OVERALL STOCK MARKET). IT IS IMPORTANT TO NOTE THAT MAP-EQUITY FUND IS A PROFESSIONALLY MANAGED MUTUAL FUND WHILE THE INDEX IS NOT AVAILABLE FOR INVESTMENT, IS UNMANAGED AND IS SHOWN FOR COMPARISON ONLY.

THIS GRAPH ASSUMES AN INITIAL INVESTMENT OF $10,000, THE MAXIMUM 4.75% SALES CHARGE ON FUND SHARES, AS WELL AS REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN ORIGINALLY PURCHASED.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
MAP-Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MAP-Equity Fund (the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

As discussed in Note B of the notes to financial statements, the Fund has executed a letter of intent to reorganize with another mutual fund complex.

PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, New York
February 11, 1999

STATEMENT OF ASSETS AND LIABILITIES
MAP-EQUITY FUND
DECEMBER 31, 1998

ASSETS
Investments:
  Common stocks (cost $39,017,648)..............................................  $ 56,757,941
  Preferred stocks (cost $92,849)...............................................       238,189
  Corporate bond (cost $24,813).................................................         4,365
  Short-term investments (cost $3,169,682)......................................     3,169,682
                                                                                  ------------
                                                                                    60,170,177

Cash............................................................................        70,126
Receivable from distributor.....................................................        38,766
Receivable for Fund shares sold.................................................       235,985
Dividends receivable............................................................        68,546
Other assets....................................................................        20,171
                                                                                  ------------
        Total Assets............................................................    60,603,771
                                                                                  ------------
LIABILITIES
Payable for Fund shares redeemed................................................         7,849
Accrued investment advisory fee.................................................        62,292
Accounts payable and accrued expenses...........................................       119,387
                                                                                  ------------
        Total Liabilities.......................................................       189,528
                                                                                  ------------
        Net Assets..............................................................  $ 60,414,243
                                                                                  ------------
                                                                                  ------------
NET ASSETS
Capital stock (2,457,556 shares of $1.00 par value capital stock outstanding,
  21,000,000 shares authorized).................................................  $  2,457,556
Paid-in capital.................................................................    39,562,715
Accumulated undistributed net investment income.................................        45,300
Accumulated undistributed net realized gain from security transactions..........       483,487
Net unrealized appreciation of investments......................................    17,865,185
                                                                                  ------------
        Net Assets..............................................................  $ 60,414,243
                                                                                  ------------
                                                                                  ------------
Net asset value and redemption price per share ($60,414,243  DIVIDED BY
  2,457,556 shares of capital stock outstanding)................................        $24.58
                                                                                  ------------
                                                                                  ------------
Computation of maximum public offering price per share -- $24.58  DIVIDED BY
  .9525 (on sales of $50,000 or more, the maximum sales charge and, accordingly,
  the offering price, is reduced)...............................................        $25.81
                                                                                  ------------
                                                                                  ------------

STATEMENT OF OPERATIONS
MAP-EQUITY FUND
YEAR ENDED DECEMBER 31, 1998

Investment Income:
  Dividends.....................................................................                $  1,125,289
  Interest......................................................................                     606,635
                                                                                                ------------
                                                                                                   1,731,924
Expenses:
  Investment advisory fee.......................................................  $    334,330
  Legal.........................................................................       118,663
  Transfer Agent................................................................        77,982
  Custodian.....................................................................        75,422
  Audit.........................................................................        29,567
  State taxes...................................................................        21,040
  Filing fees...................................................................        19,120
  Insurance expense.............................................................        18,727
  Directors' fees...............................................................        16,000
  Miscellaneous.................................................................        15,829
  Printing......................................................................        12,395
                                                                                  ------------
                                                                                       739,075
Less expenses reimbursed by distributor.........................................       (64,087)      674,988
                                                                                  ------------  ------------
        Net Investment Income...................................................                   1,056,936
                                                                                                ------------
Realized and Unrealized Gain on Investments:
  Net realized gain from security transactions..................................                  24,437,046
  Decrease in unrealized appreciation of investments............................                  (7,605,790)
                                                                                                ------------
    Net Gain on Investments.....................................................                  16,831,256
                                                                                                ------------
    Net Increase in Net Assets Resulting from Operations........................                $ 17,888,192
                                                                                                ------------
                                                                                                ------------

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
MAP-EQUITY FUND

                                                               YEAR ENDED      YEAR ENDED
                                                              DECEMBER 31,    DECEMBER 31,
                                                                  1998            1997
                                                              -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income.....................................  $  1,056,936    $  1,004,104
  Net realized gain from security transactions..............    24,437,046      13,691,368
  Increase (decrease) in unrealized appreciation of
    investments.............................................    (7,605,790)      6,028,801
                                                              -------------   -------------
    Net Increase in Net Assets Resulting from Operations....    17,888,192      20,724,273
                                                              -------------   -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income......................    (1,058,983)     (1,043,783)
  Distributions from net realized gain from security
    transactions............................................   (12,763,987)    (12,333,249)
                                                              -------------   -------------
    Total Distributions to Shareholders.....................   (13,822,970)    (13,377,032)
                                                              -------------   -------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets from capital share
    transactions............................................   (37,823,169)     13,234,335
                                                              -------------   -------------
    Net Increase (Decrease) in Net Assets...................   (33,757,947)     20,581,576

NET ASSETS
  Beginning of year.........................................    94,172,190      73,590,614
                                                              -------------   -------------
  End of year (including undistributed net investment income
    of $45,300 and $47,347, respectively)...................  $ 60,414,243    $ 94,172,190
                                                              -------------   -------------
                                                              -------------   -------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MAP-EQUITY FUND
DECEMBER 31, 1998

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 COMMON STOCKS (93.95%)

                 CONSUMER NON-DURABLES (9.32%)
        32,862   Archer Daniels Midland Co.............................................  $     564,816
         6,589   Bestfoods, Inc........................................................        350,864
         5,070   Clorox Co.............................................................        592,239
         8,308   Coca-Cola Co..........................................................        555,597
         5,832   First Brands Corp.....................................................        229,999
        12,863   Gillette Co...........................................................        621,444
        18,744   National Service Industries, Inc......................................        712,272
         8,258   Newell Co.............................................................        340,643
        17,935   Pennzoil-Quaker State Co..............................................        265,662
         3,597   Pepsico, Inc..........................................................        147,252
        11,349   Quaker Oats Co........................................................        675,266
        14,641   Ralston Purina Co.....................................................        474,002
         6,079   Tupperware Corp.......................................................         99,924
                                                                                         -------------
                                                                                             5,629,980
                                                                                         -------------
                 ENERGY (2.40%)
         9,625   Amoco Corp............................................................        567,875
         5,661   Apache Corp...........................................................        143,294
        17,935   PennzEnergy Co........................................................        292,565
         2,534   Petroleum Helicopters, Inc., non-voting...............................         41,178
         8,415   Royal Dutch Petroleum Co..............................................        402,868
                                                                                         -------------
                                                                                             1,447,780
                                                                                         -------------
                 FINANCIAL SERVICES (15.75%)
        33,251   Allmerica Financial Corp..............................................      1,924,402
        12,207   American Express Co...................................................      1,248,166
         2,837   Argonaut Group, Inc...................................................         69,506
        32,722   Bankers Trust New York Corp...........................................      2,795,686
        14,946   Health Care Property Investors, Inc...................................        459,589
        12,005   Northern Trust Co.....................................................      1,047,436
        24,458   Popular, Inc..........................................................        825,451
         5,826   Reliance Group Holdings, Inc..........................................         75,010
        17,680   Safeco Corp...........................................................        759,135
         2,786   T. Rowe Price Associates, Inc.........................................         94,376
        21,339   United Dominion Realty Trust, Inc.....................................        220,058
                                                                                         -------------
                                                                                             9,518,815
                                                                                         -------------
                 HEALTH CARE (12.04%)
         8,056   Biogen, Inc.*.........................................................        667,641
        50,023   HBO & Co..............................................................      1,435,035
        10,740   Humana, Inc.*.........................................................        191,306
         8,365   IMS Health, Inc.......................................................        631,035

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 HEALTH CARE (CONTINUED)
         2,027   Johnson & Johnson.....................................................  $     170,015
       152,342   Medpartners, Inc.*....................................................        799,795
        46,657   Pharmacia & Upjohn, Inc...............................................      2,641,953
        13,384   Schering-Plough Corp..................................................        739,466
                                                                                         -------------
                                                                                             7,276,246
                                                                                         -------------
                 INDUSTRIAL (8.71%)
         3,648   Boeing Co.............................................................        119,016
         2,381   Calmat Co.............................................................         73,513
        28,318   Commscope, Inc.*......................................................        476,096
         5,977   Cummins Engine, Inc...................................................        212,183
           405   Great Lakes Chemical Corp.............................................         16,200
         3,850   IMC Global, Inc.......................................................         82,294
        10,540   Lone Star Industries, Inc.............................................        388,004
        12,563   Louisiana-Pacific Corp................................................        230,060
        10,790   Minnesota Mining & Manufacturing Co...................................        767,439
         9,930   Morgan Products Ltd.*.................................................         34,755
        10,436   Ogden Corp............................................................        261,552
        16,372   Pentair, Inc..........................................................        651,810
         4,509   Union Pacific Resource Group, Inc.....................................         40,863
         3,445   Valspar Corp..........................................................        128,542
        13,526   Vulcan Materials Co...................................................      1,779,514
                                                                                         -------------
                                                                                             5,261,841
                                                                                         -------------
                 MEDIA/ENTERTAINMENT/LEISURE (15.45%)
        90,259   ACNielsen Corp.*......................................................      2,549,817
           861   Armstrong World Industries............................................         51,929
        19,920   Dun & Bradstreet Corp.................................................        628,725
         4,799   Eastman Kodak Co......................................................        345,528
        81,562   Harte-Hanks, Inc......................................................      2,324,517
         6,891   Information Resources, Inc.*..........................................         69,771
         2,348   Mattel, Inc...........................................................         53,564
         5,928   MediaOne Group, Inc.*.................................................        278,616
        15,400   Meredith Corp.........................................................        583,275
        10,082   Nelson, Thomas Inc....................................................        136,107
         2,954   Nielsen Media Research................................................         53,172
         9,808   R.H. Donnelley Corp...................................................        142,829
        30,702   Time Warner, Inc......................................................      1,905,443
         3,749   Times Mirror Co., Series A............................................        209,944
                                                                                         -------------
                                                                                             9,333,237
                                                                                         -------------
                 MISCELLANEOUS (0.73%)
         6,437   Catalina Marketing Corp.*.............................................        440,130
                                                                                         -------------

MAP-EQUITY FUND
DECEMBER 31, 1998

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 RETAIL (7.61%)
        31,348   Burlington Coat Factory Warehouse Corp................................  $     511,364
        14,286   Burlington Industries, Inc............................................        157,146
        38,776   CVS Corp..............................................................      2,132,680
        24,524   Cash America International, Inc.......................................        372,458
        57,500   Charming Shoppes, Inc.*...............................................        240,781
         3,343   Genovese Drug Stores, Inc., Class A...................................         95,275
         4,002   Hartmarx Corp.*.......................................................         22,511
         1,064   Meyer, Fred Inc.*.....................................................         64,106
        23,152   Oshkosh B'Gosh, Inc., Class A.........................................        465,934
        34,398   Vicorp Restaurants, Inc.*.............................................        533,169
                                                                                         -------------
                                                                                             4,595,424
                                                                                         -------------
                 TECHNOLOGY (17.51%)
         6,586   3-D Systems Corp.*....................................................         49,395
        20,670   AMP Inc...............................................................      1,076,132
        36,475   Arrow Electronics Inc.................................................        973,427
        32,932   Avid Technology, Inc.*................................................        769,785
         1,530   Avnet Inc.............................................................         92,565
        23,203   Checkpoint Systems, Inc.*.............................................        287,137
           912   Cirrus Logic, Inc.*...................................................          8,892
         5,200   CompUSA, Inc.*........................................................         67,925
         8,613   EDS Corp..............................................................        432,803
         8,157   Glenayre Technologies, Inc.*..........................................         35,687
        38,806   Global Directmail Corp.*..............................................        907,090
        37,731   Motorola, Inc.........................................................      2,303,949
        60,640   National Computer Systems, Inc........................................      2,228,520
        22,138   National Semiconductor Corp...........................................        298,863
         2,736   Northern Telecom Ltd..................................................        137,142
        13,628   Seagate Technology, Inc.*.............................................        412,247
         6,282   Shared Medical System Corp............................................        313,315
         2,026   Triquint Semiconductor, Inc.*.........................................         39,254
         9,822   Vishay Intertechnology, Inc.*.........................................        142,419
                                                                                         -------------
                                                                                            10,576,547
                                                                                         -------------

    NUMBER
      OF
    SHARES                                                                               MARKET VALUE
--------------                                                                           -------------
                 UTILITIES (4.43%)
         7,650   Cinergy Corp..........................................................  $     262,969
         6,237   GTE Corp..............................................................        405,405
        31,622   Houston Industries, Inc...............................................      1,015,857
         4,635   Northwest Natural Gas Co..............................................        119,351
         2,533   Piedmont Natural Gas, Inc.............................................         91,505
         7,867   Sprint Corp...........................................................        661,811
         3,933   Sprint PCS*...........................................................         90,951
         2,229   UniSource Energy Corp.*...............................................         30,092
                                                                                         -------------
                                                                                             2,677,941
                                                                                         -------------
                 TOTAL COMMON STOCKS...................................................     56,757,941
                                                                                         -------------
                 PREFERRED STOCKS (0.39%)

                 MEDIA/ENTERTAINMENT/LEISURE (0.35%)
         8,614   News Corp. Ltd., limited voting*......................................        212,658
                                                                                         -------------
                 MISCELLANEOUS (0.04%)
         3,242   Craig Corp., Class A*.................................................         25,531
                                                                                         -------------
                 TOTAL PREFERRED STOCKS................................................        238,189
                                                                                         -------------

  PRINCIPAL
    AMOUNT
--------------
                 CORPORATE BOND (0.01%)
$       97,000   Boston Chicken, 7.75% conv. sub. deb., due May 1, 2004*(a)............          4,365
                                                                                         -------------

                 SHORT-TERM INVESTMENTS (5.25%)
     3,175,000   U.S. Treasury Bills, 4.10% to 4.44%,
                   due January 7 to 21, 1999...........................................      3,169,682
                                                                                         -------------
                 TOTAL INVESTMENTS (99.60%)............................................  $  60,170,177
                                                                                         -------------
                                                                                         -------------

---------
* Non-income producing security.

(a) Issuer in bankruptcy.

    The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

    See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MAP-EQUITY FUND

NOTE A  -- SIGNIFICANT ACCOUNTING POLICIES
MAP-Equity Fund (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost which approximates market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under Subchaper M of the Internal Revenue Code by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification.

During the period ended December 31, 1998, the Fund made capital account reclassifications amounting to $13,000,189 from accumulated net realized gain to paid in capital due to a redemption effected by a distribution of portfolio securities (see Note D).

DIVIDENDS AND INTEREST INCOME: Dividends from investment securities and dividends to shareholders are recorded on the ex-dividend date and interest is accrued as earned. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- REORGANIZATION
On January 7, 1999, the Fund entered into a letter of intent whereby the Fund would be reorganized into a newly formed series of another fund complex. The proposed reorganization is subject to Board of Directors and shareholder approvals. It is currently anticipated that the proposed reorganization will be completed on or before June 30, 1999. The terms of the letter of intent contemplate a new investment adviser and distributor for the Fund (see Notes C and D).

NOTE C  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS
The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation which is a wholly-owned subsidiary of the MBL Life Assurance Corporation ("MBL Life"). Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the year ended December 31, 1998, the basic advisory fee amounted to $483,418. The actual fee amounted to $334,330 which reflected a downward performance adjustment of $149,088.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC"), a wholly-owned subsidiary of MBLLAC Holding Corporation. During the year ended December 31, 1998, the Fund was advised that FPIC received $162,627 as distributor of the Fund's shares. FPIC paid this amount to its sales force.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $1,200. Aggregate fees paid during the year to the Fund's disinterested directors amounted to $16,000. The officers of the Fund are either officers or employees of MBL Life. The compensation of the officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE D  -- RELATED PARTY TRANSACTIONS
On December 31, 1998, MBL Life sold substantially all of its general account life insurance and annuity business to SunAmerica Inc. (the "Acquisition"). The Acquisition along with the Order of the Superior Court of New Jersey approving the transaction, effected a resolution to the proceedings associated with the Plan of Rehabilitation of the Mutual Benefit Life Insurance Company (the "Plan"). The Rehabilitation Period will end on June 30, 1999.

In connection with the resolution of the proceedings associated with the Plan, on November 3, 1998, MBL Life redeemed its entire investment in the Fund. The redemption was effected by a distribution of a pro rata portion of the Fund's investment portfolio, equal in value to the value of MBL Life's shares of the Fund. Under the terms of the Acquisition, MBL Life's interest in both Adviser and FPIC were not included in the assets transferred to SunAmerica. MBL Life intends to divest of its partnership interest in Adviser prior to the end of the Rehabilitation Period.

In anticipation of the increase of the Fund's ratio of expenses to average net assets resulting from MBL Life's redemptions, FPIC agreed to assume the operating expenses of the Fund (excluding taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such daily expenses exceeded 1.00% on an annualized basis of the Fund's daily net assets through December 31, 1998. For the year ended December 31, 1998, such reimbursement amounted to $64,087.

NOTE E  -- CAPITAL STOCK

A summary of capital share transactions follows:

                                            Year Ended December 31, 1998          Year Ended December 31, 1997
                                          ---------------------------------     ---------------------------------
                                             Shares              Amount            Shares              Amount
                                          -------------       -------------     -------------       -------------
Shares sold.............................        419,396       $  10,253,237           133,282       $   3,080,596
Shares issued in reinvestment of income
  dividends and capital gain
  distributions.........................        569,204          12,935,771           563,972          12,915,669
                                          -------------       -------------     -------------       -------------
                                                988,600          23,189,008           697,254          15,996,265
Less shares repurchased.................     (2,674,019)        (61,012,177)         (116,774)         (2,761,930)
                                          -------------       -------------     -------------       -------------
Net increase (decrease) in number of
  shares outstanding and net assets
  resulting from capital share
  transactions..........................     (1,685,419)      $ (37,823,169)          580,480       $  13,234,335
                                          -------------       -------------     -------------       -------------
                                          -------------       -------------     -------------       -------------

NOTE F  -- PURCHASES AND SALES OF INVESTMENTS
Purchases and proceeds from sales of investments during the year ended December 31, 1998, other than short-term investments, aggregated $34,376,093 and $77,653,130, respectively.

The identified cost of investments owned at December 31, 1998 for federal income tax purposes was $42,313,242. At December 31, 1998, gross unrealized appreciation of investments was $19,681,811 and gross unrealized depreciation was $1,824,876 resulting in net unrealized appreciation of $17,856,935 for federal income tax purposes.

 ------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                                MAP-EQUITY FUND

Selected data for each share of capital stock outstanding throughout the years indicated:

                                                 YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------
                                        1998       1997     1996     1995     1994
                                     -----------  -------  -------  -------  -------
Net Asset Value, Beginning of
  Year..............................    $  22.73  $ 20.66  $ 19.36  $ 16.67  $ 18.13
                                     -----------  -------  -------  -------  -------
Net investment income...............        0.33     0.28     0.36     0.43     0.37
Net realized and unrealized gain on
  investments.......................        4.81     5.49     4.16     4.90     0.13
                                     -----------  -------  -------  -------  -------
Net increase in net assets from
  operations........................        5.14     5.77     4.52     5.33     0.50
                                     -----------  -------  -------  -------  -------
Dividends from net investment
  income............................       (0.33)   (0.29)   (0.36)   (0.43)   (0.37)
Distributions from net realized gain
  from security transactions........       (2.96)   (3.41)   (2.86)   (2.07)   (1.59)
Distribution in excess of net
  investment income (see Note A)....          --       --       --    (0.14)      --
                                     -----------  -------  -------  -------  -------
Total distributions.................       (3.29)   (3.70)   (3.22)   (2.64)   (1.96)
                                     -----------  -------  -------  -------  -------
Net Asset Value, End of Year........    $  24.58  $ 22.73  $ 20.66  $ 19.36  $ 16.67
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Total Return(1).....................       24.23%   27.99%   23.82%   32.50%    2.76%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratios/Supplemental Data:
Net Assets, End of Year
  (thousands).......................    $ 60,414  $94,172  $73,591  $60,467  $48,130
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Expenses to Average Net
  Assets(2).........................        0.70%    0.82%    0.74%    0.81%    1.07%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Ratio of Net Investment Income to
  Average Net Assets(2).............        1.10%    1.18%    1.82%    2.30%    2.03%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------
Portfolio Turnover Rate.............       40.57%   57.57%   52.88%   39.40%   39.31%
                                     -----------  -------  -------  -------  -------
                                     -----------  -------  -------  -------  -------

----------
(1) Total return does not reflect the sales commission (maximum 4.75%) charged on Fund shares.

(2) Without reimbursement by distributor, the ratio of expenses to average net assets would have been 0.77%, and the ratio of net investment income to average net assets would have been 1.03% for the year ended December 31, 1998 (see Note D of the notes to financial statements).

    See notes to financial statements.

NET ASSET VALUES AND PAYOUTS
(UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on January 21, 1971. Prior to May 1, 1995, the Fund was known as the Mutual Benefit Fund.

                                        Per share
                                --------------------------
                                 Dividends
                    Net asset    from net       Capital
                      value     investment       gains
   Year ended       per share     income     distributions
----------------------------------------------------------
December 31, 1971   $   10.81    $     .09            --
December 31, 1972       11.27          .10   $       .02
December 31, 1973        8.98          .08            --
December 31, 1974        6.52          .17            --
December 31, 1975        8.26          .155           --
December 31, 1976        9.70          .18            --
December 31, 1977        9.05          .225           --
December 31, 1978        8.86          .33            --
December 31, 1979        9.46          .43            --
December 31, 1980       10.77          .53            --
December 31, 1981       10.55          .45            --
December 31, 1982       11.60          .775         1.39
December 31, 1983       13.93          .37           .28
December 31, 1984       11.08          .39          2.51
December 31, 1985       12.89          .38          1.01
December 31, 1986       13.65          .315         1.66
December 31, 1987       11.65          .475         1.03
December 31, 1988       14.27          .31           .52
December 31, 1989       17.46          .41           .44
December 31, 1990       15.84          .54           .19
December 31, 1991       19.66          .49           .05
December 31, 1992       20.02          .43          1.28
December 31, 1993       18.13          .36          3.21
December 31, 1994       16.67          .37          1.59
December 31, 1995       19.36          .43          2.21
December 31, 1996       20.66          .36          2.86
December 31, 1997       22.73          .29          3.41
December 31, 1998       24.58          .33          2.96
----------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the year ended December 31, 1998:

INVESTMENTS ADDED
AMP Inc.
Armstrong World Industries
Arrow Electronics Inc.
Avnet Inc.
Bankers Trust New York Corp.
Boeing Co.
Boston Chicken (bonds)
Burlington Industries, Inc.
Calmat Co.
Cirrus Logic, Inc.
Commscope, Inc.
CompUSA, Inc.
Great Lakes Chemical Corp.
HBO & Co.
IMS Health, Inc.
Information Resources, Inc.
Johnson & Johnson
Louisiana-Pacific Corp.
MediaOne Group, Inc.
Meyer, Fred Inc.
National Semiconductor Corp.
Nielsen Media Research
Northern Telecom Ltd.
PennzEnergy
Pennzoil-Quaker State Co.
Pepsico, Inc.
R.H. Donnelley Corp.
Ralston Purina Co.
Safeco Corp.
Seagate Technology, Inc.
Sprint PCS
St. Paul Companies, Inc.
T. Rowe Price Associates, Inc.
Triquint Semiconductor, Inc.
Union Pacific Resource Group, Inc.

INVESTMENTS ELIMINATED
Adobe Systems, Inc.
Access Health, Inc.
Bay Networks, Inc.
Calcomp Technology, Inc.
CII Financial, Inc. (bonds)
Cognizant Corp.
Cooper Companies, Inc.
Dravo Corp.
Duke Power Co.
Eastern Utilities Assoc.
Hasbro, Inc.
Imation Corp.
Integrated Systems, Inc.
Intel Corp.
Lubrizol Corp.
Mazel Stores, Inc.
McDonald's Corp.
National Education Corp. (bonds)
Olsten Corp.
Pete's Brewing Co.
Petroleum Helicopters, Inc., voting
St. Paul Companies, Inc.
Stanhome, Inc.
Storage Technology Corp.
USF&G Corp.
Xircom, Inc.

                                MAP-EQUITY FUND
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500
                                 1-800-343-0529

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION CONCERNING THE FUND AND THE SALES COMMISSION CHARGED ON FUND SHARES.

FS-306 (2-99)
15152

                                     [LOGO]

                                      MAP-
                                  EQUITY FUND
                                 ANNUAL REPORT
                               DECEMBER 31, 1998
                              --------------------